Fees Summary	Aug. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 89,282,203.53
Previously Paid Amount	0.00
Total Fee Amount	13,669.11
Total Offset Amount	0.00
Net Fee	$ 13,669.11
Final Prospectus	false